SCHEDULE OF RECONCILIATION BETWEEN INCOME TAX EXPENSES (CREDIT) AND (LOSS) PROFIT BEFORE TAXATION AT APPLICABLE TAX RATES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Tax Expense
Loss before taxation including discontinued entities	$ (10,576)	$ (2,031)	$ (7,941)
Tax calculated at a tax rate of 25%	(2,644)	(508)	(1,985)
Tax effect on different tax rates of group entities operating in other jurisdictions	2,149	2,984	699
Change in net operating losses	506	(2,464)	1,317
Tax per financial statements	$ 11	$ 12	$ 31